SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        AeroCentury Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:
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________________________________________________________________________________
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________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:
          March 23, 2005
________________________________________________________________________________

                                AEROCENTURY CORP.
                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2005

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of AeroCentury Corp. (the "Company"), which will be held at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California at 5:30 p.m. on April 28, 2005, for the following purposes:

         1.       To elect two directors to the Board of Directors;
         2. To consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2005; and
         3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 1, 2005, as the record date for determining those stockholders who will be entitled to vote at the 2005 Annual Meeting of Stockholders. The stock transfer books will not be closed between the record date and the date of the meeting.

A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented by proxy for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the 2005 Annual Meeting of Stockholders. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

If you plan to attend the meeting, please call the Company's Investor Relations Department at (650) 340-1888, so that your name can be placed on the guest list at the Hiller Aviation Museum entrance.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Sincerely yours,


Neal D. Crispin
CHAIRMAN OF THE BOARD

March 23, 2005
Burlingame, California

  3

                                 PROXY STATEMENT
                                       FOR
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                AEROCENTURY CORP.
                          TO BE HELD ON APRIL 28, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AEROCENTURY CORP. (the "Company") of proxies to be voted at the 2005 Annual Meeting of Stockholders (the "2005 Annual Meeting" or the "Annual Meeting"), which will be held at 5:30 p.m. on April 28, 2005, at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2005 Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about March 23, 2005. The Company's 2004 Annual Report was mailed to stockholders concurrently with this Proxy Statement. The 2004 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

                         VOTING RIGHTS AND SOLICITATION

The close of business on March 1, 2005, was the record date for stockholders entitled to notice of and to vote at the 2005 Annual Meeting. As of that date, the Company had 1,543,257 shares of Common Stock, $0.001 par value (the "Common Stock"), issued and outstanding. The presence at the Annual Meeting of a majority of the issued and outstanding Common Stock, or 771,629 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 2005 Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.

If your shares are registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the "stockholder of record" and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for your use, which should be returned to the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held "in street name" and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote those shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for your use, which must be returned to your broker or nominee.

Shares of the Company's Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2005 Annual Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the directors as described herein under "Proposal 1: Election of Directors" and FOR ratification of the selection of accountants as described herein under "Proposal 2: Ratification of Selection of Independent Auditors." Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Proxies will confer upon the proxyholders discretionary authority to vote upon matters that may properly be raised at the Annual Meeting, but which, as of the date hereof, are unknown to the Board of Directors. In addition, the Proxies confer upon the proxyholders the authority to adjourn or postpone the Annual Meeting in order to assure that all stockholders who wish to vote on the matters will be able to cast their votes and to act upon the matters incident to the conduct of the meeting. Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the Annual Meeting. Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders of record entitled to vote at the election present in person or represented by proxy. Ratification of the selection of accountants shall be determined by a majority of the votes cast by the stockholders of record entitled to vote at the Annual Meeting.

Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the same effect as a negative vote. Broker non-votes are not counted for purposes of determining whether a proposal has been approved and therefore, do not have the same effect as votes in opposition to a specific proposal.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders in a stockholder's household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company's Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, other nominee record holder, or the Company's Investor Relations Department to request mailing of a single copy of the proxy statement and annual report.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Two of the Company's six directors will be elected at the 2005 Annual Meeting. The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 2005 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The term of office of each person elected as a director at the Annual Meeting will continue until the 2008 Annual Meeting of Stockholders or until the director's successor has been elected.

Nominees To Board Of Directors

         Mr. Thomas G. Hiniker, age 66. Mr. Hiniker has served on the Board since his appointment in 2004. Mr. Hiniker is President and Chairman of AIRFUND Corporation, an international aircraft lessor and marketing agent he founded in 1984. His career spans 40 years in the aviation industry and includes positions at General Electric Company, Bankers Leasing Group and Arlington Leasing. His educational background includes a Bachelor's Degree in Nuclear Physics from the University of Minnesota and a Master's Degree in Business Administration from Union College. He is also a member of the Board of Directors of the International Society of Transport Aircraft Traders (ISTAT) and is Chairman of the Board of Trustees of the ISTAT Foundation. Mr. Hiniker was recommended as a nominee to the Board by the Chief Executive Officer of the Company, and his candidacy was approved unanimously by the full Board and by the independent directors.

         Ms. Toni M. Perazzo, age 58. Ms. Perazzo is a member of the Executive Committee of the Board of Directors and has served on the Board since its inception in 1997. She is the Company's Chief Financial Officer, Treasurer, Senior Vice President-Finance and Secretary and has held these same positions with JetFleet Management Corp ("JMC") since 1994, and CMA Consolidated, Inc. ("CMA") since 1990. Prior to joining CMA in 1990, she was Assistant Vice President for a savings and loan, controller of an oil and gas syndicator and a senior auditor with Arthur Young & Co., Certified Public Accountants. Ms. Perazzo is the wife of Neal D. Crispin, a director and officer of JMC and the Company. She received her Bachelor's Degree from the University of California at Berkeley, and her Master's Degree in Business Administration from the University of Southern California. Ms. Perazzo, a CPA, is a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

The firm of PricewaterhouseCoopers LLP served as independent auditors for the Company for the fiscal year ended December 31, 2004. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a proposal will be presented at the Annual Meeting to ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as independent auditors to audit the accounts and records of the Company for the fiscal year ending December 31, 2005, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, the Board of Directors would reconsider such selection.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                         INFORMATION REGARDING AUDITORS

         Fees Paid to Auditors.

                  Audit and Audit-Related Fees. The aggregate fees billed by the Company's auditors, PricewaterhouseCoopers LLP (the "Auditors"), for professional services rendered for the audit of the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Forms 10-QSB during the 2004 and 2003 fiscal years was $85,000 and $90,000, respectively. No fees were paid to the Auditors for audit-related services during the fiscal year ended December 31, 2003; for the fiscal year ended December 31, 2004, fees of $5,000 related to Sarbanes-Oxley internal control compliance review were paid to the Auditors.

                  Tax Fees. In connection with their review of the Company's tax returns, the Company paid the Auditors $17,300 and $13,000, in the fiscal years ended December 31, 2004 and 2003, respectively.

                  All Other Fees. No other fees were paid to the auditors in the fiscal years ended December 31, 2004 and 2003.

         Audit Committee Approval. The retainer agreements between the Company and the Auditors containing the terms and conditions and estimated fees to be paid to the Auditors for 2004 for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of the 2004 fiscal year. The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the services rendered by the independent auditors were rendered pursuant to the de minimis exception established by the Securities and Exchange Commission.

                             AUDIT COMMITTEE REPORT

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, internal controls, audit process and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Auditors. The members of the Audit Committee are independent (as defined in Section 121(A) of the American Stock Exchange Company Guide). The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's Auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the fairness and conformity of the Company's audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the Auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the Auditors their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

         The Audit Committee held six meetings during the fiscal year ended December 31, 2004.

Submitted by the Audit Committee of the Board of Directors:

Thomas W. Orr, Chair
Evan M. Wallach

                       INFORMATION REGARDING THE COMPANY'S
                             DIRECTORS AND OFFICERS

Current Board Of Directors

The following directors have terms expiring at the Company's 2005 Annual Stockholder Meeting: Toni M. Perazzo and Thomas G. Hiniker. They have been nominated for election to the Board of Directors. For their biographical information, see "PROPOSAL 1: ELECTION OF DIRECTORS," above.

The following directors have terms expiring at the Company's 2006 Annual Stockholder Meeting:

         Mr. Marc J. Anderson, age 67. Mr. Anderson is a member of the Executive Committee of the Board and has served on the Board since its inception in 1997. Mr. Anderson is the Company's Chief Operating Officer and Senior Vice President. He holds the same officer positions with JetFleet Management Corp. ("JMC"). Prior to joining JMC in 1994, Mr. Anderson was an aviation consultant (1992 to 1994) and prior to that spent seven years (1985 to 1992) as Senior Vice President-Marketing for PLM International ("PLM"), a transportation equipment leasing company where he was responsible for the acquisition, modification, leasing and remarketing of all aircraft. Prior to PLM, Mr. Anderson served as Director-Contracts for Fairchild Aircraft Corp.; Director of Aircraft Sales for Fairchild SAAB Joint Venture; and Vice President, Contracts for SHORTS Aircraft USA, Inc. Prior to that, Mr. Anderson was employed with several airlines in various roles of increasing responsibility beginning in 1959.

         Mr. Thomas W. Orr, age 70. Mr. Orr has served on the Company's Board of Directors since 1997, and was also, during that time, a member of the Audit Committee of the Board of Directors. Mr. Orr is currently a self-employed consultant on accounting matters. From 1992 until 2002, he was a partner at the accounting firm of Bregante + Company LLP. Prior to that, beginning in 1986, Mr. Orr was Vice President, Finance, at Scripps League Newspapers, Inc. Beginning in 1958, Mr. Orr was in the audit department of Arthur Young & Company, Certified Public Accountants, where he retired as a partner in 1986. Mr. Orr received his Bachelor's Degree in Business Administration, with distinction (Accounting major), from the University of Minnesota. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and a former member of the California State Board of Accountancy.

The following directors have terms expiring at the Company's 2007 Annual Stockholder Meeting:

         Mr. Neal D. Crispin, age 59. Mr. Crispin is Chairman of the Board and President of the Company. He is a member of the Executive Committee of the Board and has served on the Board since its inception in 1997. He is also President and Chairman of CMA Consolidated, Inc. (CMA") and JetFleet Management Corp. ("JMC"), the management company for AeroCentury Corp. Prior to forming CMA in 1983, Mr. Crispin spent two years as Vice President-Finance of an oil and gas company. Previously, Mr. Crispin was a manager with Arthur Young & Co., Certified Public Accountants. Prior to joining Arthur Young & Co., Mr. Crispin served as a management consultant, specializing in financial consulting. Mr. Crispin is the husband of Toni M. Perazzo, a Director and Officer of JMC and the Company. He received a Bachelor's Degree in Economics from the University of California at Santa Barbara and a Master's Degree in Business Administration (specializing in Finance) from the University of California at Berkeley. Mr. Crispin, a CPA, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

         Mr. Evan M. Wallach, age 50. Mr. Wallach is the Managing Director, Fixed Income Institutional Sales, at Piper Jaffray LLC. Prior to that he served as Vice President, Finance of C-S Aviation from 1998 to 2001. Mr. Wallach is a member of the Audit Committee and has served on the Board since 1997. From 1996 to 1998, he was President and Chief Executive Officer of Global Airfinance Corporation. He has specialized in aircraft and airline financing over the past seventeen years, having held senior level positions with The CIT Group (1994 to 1996), Bankers Trust Company (1992 to 1994), Kendall Capital Partners (1990 to
1992), Drexel Burnham Lambert (1987 to 1990), and American Express Aircraft Leasing (1985 to 1987). Mr. Wallach received a Bachelor's Degree in Political Science from State University of New York at Stony Brook and a Master's Degree in Business Administration from the University of Michigan.



Board Meetings And Committees

The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2004 (the "2004 fiscal year"). Each director attended every meeting of the Board and every meeting held by all committees of the Board on which the director served, with the exception of Mr. Hiniker, who missed one meeting, and former director Maurice Averay, who missed one meeting.

The Company has an Audit Committee and an Executive Committee of the Board of Directors. The Audit Committee operates under a Charter approved by the Board of Directors. The Charter is on file with the Securities and Exchange Commission as an appendix to the Company's Proxy Statement for the 2003 Annual Meeting. The Audit Committee meets with the Company's financial management and its independent auditors to review internal financial information, audit plans and results, and financial reporting procedures. This committee currently consists of Thomas W. Orr, Chairman, and Evan M. Wallach. The Board has determined that Mr. Orr and Mr. Wallach are independent within the meaning of "independence" as set forth in the rules of the American Stock Exchange Company Guide.

The Board of Directors has determined that at least one member of the Audit Committee is a "financial expert" within the meaning of Item 401(e)(1) of Regulation S-B of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Orr is both a "financial expert" within the meaning of such regulation and is also "independent" within the meaning of Item 7(d)(3)(iv) of
Schedule 14A of the Exchange Act. Mr. Orr is a self-employed accounting consultant and former partner of the accounting firms Bregante + Company LLP and Arthur Young & Company, Certified Public Accountants. In the course of his career, Mr. Orr acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions. The Audit Committee held six meetings during the 2004 fiscal year, and has held two meetings in the 2005 fiscal year to date.

The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the Board of Directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law. The Executive Committee currently consists of three directors, Neal D. Crispin, Chairman, Toni M. Perazzo and Marc J. Anderson.
The Company does not have a formal Nominating Committee. The independent directors separately consider and make recommendations to the full Board of Directors regarding any candidate being considered to serve on the Board of Directors. The full Board of Directors reviews potential candidates for the Board of Directors. While the Board of Directors does not have a specific policy for considering nominees recommended by Stockholders, this does not mean that a recommendation would not be considered if received from a Stockholder. The Board has not yet considered a procedure for considering nominees recommended by Stockholders in addition to the procedures already set forth in the Bylaws of the Company. It believes that the current informal consideration process has been adequate in light of the historical absence of stockholder proposals. In any event, there would be no difference between the manner in which the Board would evaluate a nominee for director whether recommended by a Stockholder or recommended by a member of the Board or one of the Company executive officers. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees. In reviewing potential candidates for the Board, the Board of Directors considers the individual's experience in the Company's industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate's interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual's integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Communication between Stockholders and Directors

The Company's Board of Directors currently does not have a formal process for Stockholders to send communications to the Board of Directors and does not believe such procedures are necessary at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.



Director Attendance at Annual Meeting

It is the policy of the Company and Board of Directors that directors attend the Annual Meeting of Stockholders and be available for questions from the Stockholders. Two sitting directors nominated for election were in attendance at the 2004 Annual Meeting of Stockholders. It is anticipated that both directors nominated for election at the 2005 Annual Meeting also will be in attendance at that meeting.

Board Independence

If all of the nominees to the Board of Directors are elected, "independent directors," as that term is used in the American Stock Exchange Company Guide, will constitute 50% of the entire Board of Directors of the Company.

Director Compensation

Non-employee members of the Board are each paid an annual fee of $14,000 and are reimbursed for all reasonable out-of-pocket costs incurred in connection with their attendance at such meetings. Non-employee members also receive $1,000 annually for each committee membership. Board members who are officers of the Company do not receive any compensation for Board or committee membership.


Officers And Key Employees

For biographies of Neal D. Crispin, President & Chairman of the Board, Marc J. Anderson, Chief Operating Officer & Senior Vice President, and Toni M. Perazzo, Chief Financial Officer, Treasurer, Senior Vice President - Finance, & Secretary, see "Board of Directors" above.

Listed below are the other officers of AeroCentury Corp. who are also key officers and employees of JetFleet Management Corp. ("JMC"), the Company's management company, and are responsible for the management of various aspects of the Company's business:

Mr. Brian J. Ginna, Vice President, Corporate Development, age 36. Mr. Ginna is responsible for all corporate communications, investor relations and public relations of the Company and JMC. Mr. Ginna joined the Company and JMC in 2001 and he is also Controller for CMA Consolidated, Inc., which he joined in 1991 and where he has held various positions of increasing responsibility. Mr. Ginna received a Bachelor's Degree in Finance from Babson College.

Mr. Jack Humphreys, Vice President, Maintenance, age 57. Mr. Humphreys is responsible for portfolio aircraft maintenance and acts as a liaison with manufacturers and the technical departments of lessees. Mr. Humphreys has over 33 years of experience in aviation and has been with the Company since July 2002. He has held several positions in the industry in the areas of aviation maintenance management, quality assurance, aviation safety and training development. Before joining the Company, Mr. Humphreys was an Aviation Quality Control Manager for Raytheon-Range Systems Engineering-Raytheon Corporation from 1992 to 2002, where he was responsible for maintaining airworthiness for a fleet of airplanes and helicopters. Mr. Humphreys holds a degree in Professional Aeronautics from Embry-Riddle Aeronautical University, a Bachelor's Degree in Business Management from Columbia College, and an FAA Airframe and Powerplant certification.

Harold M. Lyons - Vice President, Finance, age 46. Mr. Lyons is responsible for overseeing tax accounting and tax analysis as well as Sarbanes-Oxley internal controls compliance review. Mr. Lyons joined the Company and JMC in October 2003. Mr. Lyons is also Senior Vice President of CMA Consolidated, Inc. ("CMA"), which he joined in 1992. Before joining CMA in 1992, Mr. Lyons was a Manager in the Tax Department of Coopers & Lybrand, Certified Public Accountants and, before that, Mr. Lyons was a Manager in the Tax Department of Arthur Young & Co., Certified Public Accountants. He received a Bachelors Degree in Business Administration (specializing in Accounting and Applied Economics) and a Masters Degree in Business Administration (specializing in finance and management science) from the University of California, Berkeley. Mr. Lyons is a Certified Public Accountant, and is a member of the American Institute of Certified Public Accountants (and a member of the Tax Section) and of the California Society of Public Accountants.

Mr. John S. Myers, Senior Vice President, age 59. Mr. Myers is responsible for the administration of aircraft leases, marketing agreements and vendor agreements for the Company and JMC. Mr. Myers joined the Company and JMC in March 2001. From 1991 to 2001, Mr. Myers was Vice President of Raytheon Aircraft Credit Corporation, where he was responsible for the management of a $1.3 billion commuter airline portfolio, customer financing transactions, credit risk analysis, and structuring, negotiating, and documentation of aircraft financing transactions. From 1976 until 1991, he was Senior Vice President and Chief Financial Officer of Air Midwest, Inc., a regional airline. Mr. Myers received a Bachelor's Degree in Business Administration from Wichita State University.

Mr. Glenn Roberts, Vice President, Controller, age 40. Mr. Roberts is responsible for financial accounting and analysis. Mr. Roberts joined the Company in 1997 and joined JMC in 1994. He has been employed by affiliates of the Company for fifteen years in various capacities of increasing responsibility.

Mr. Christopher B. Tigno, General Counsel, age 43. Mr. Tigno is responsible for all legal matters of the Company and JMC and its related companies, including supervision of outside counsel, documentation of aircraft asset acquisition transactions and corporate and securities matters. He is also General Counsel of CMA Consolidated, Inc. ("CMA"). He joined the Company in 1997 and joined JMC and CMA in 1996. He was most recently employed as Senior Counsel with the firm of Wilson, Ryan & Campilongo (1992 to 1996), and prior to that was associated with Fenwick & West and Morrison & Foerster. Mr. Tigno received his Juris Doctor Degree from the University of California at Berkeley, Boalt Hall School of Law, and was admitted to the California Bar in 1986. He also holds a Bachelor's Degree in Chemical Engineering from Stanford University.

Mr. Steven H. Wallace, Vice President, Remarketing, age 59. Mr. Wallace is responsible for remarketing of the Company's portfolio of aircraft assets. Prior to joining the Company and JMC in June 2002, Mr. Wallace was an aviation consultant (June 2000 to June 2002), and prior to that was Aviation Services Manager for Raytheon Aircraft Services (January 1995 to June 2000). Prior to his tenure at Raytheon Aircraft Services, Mr. Wallace served in the U.S. Army, where he attained the rank of Major. Mr. Wallace graduated from Troy State University with a Bachelor's Degree in 1971, and received a Master's Degree in Business Administration from Pepperdine University in 1975.

Employee Compensation

Since the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its officers. The cash compensation received from JMC in 2004 by the executive officers of JMC in 2004 was as follows: (i) Mr. Crispin, President and Chairman, received $1, including bonuses; (ii) Marc J. Anderson, Senior Vice President & Chief Operating Officer, received $250,000, including bonuses; and (iii) Toni M. Perazzo, Senior Vice President, Finance, CFO, Treasurer and Secretary, received $150,000, including bonuses. The cash compensation expected to be received from JMC in 2005 by those same officers is as follows: (i) Mr. Crispin is expected to receive $1, including bonuses; (ii) Mr. Anderson is expected to receive $250,000, including bonuses; and (iii) Ms. Perazzo is expected to receive $158,000, including bonuses.

Compensation Committee Interlocks And Insider Participation

Neal D. Crispin and Toni M. Perazzo are executive officers and directors of both the Company and JMC. Marc J. Anderson is an executive officer and director of the Company and an executive officer of JMC. As described above under "Employee Compensation," the Company has no employees and does not pay any compensation to its executive officers. No executive officers of the Company currently serve on the compensation committee (or any other committee of the board of directors performing similar functions) of another entity.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 1, 2005, by: (i) each person or entity that is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; and (iii) all directors and executive officers as a group.

                                                                                        Percentage of
                                                                                        Ownership of
                                                             No.                           Common
Name, Position, & Address                               of Shares(1)                       Stock(2)

Neal D. Crispin                                            329,386                        21.34%
Chairman of the Board,
President and Principal
Stockholder (3)(4)

Toni M. Perazzo                                           329,386                         21.34%
Director, Senior Vice President - Finance,
Secretary and Principal
Stockholder (3)(4)(5)

Marc J. Anderson                                            21,130                        1.37%
Director, Senior Vice President
and Chief Operating Officer (3)(6)

Thomas W. Orr,                                               1,700                           *
Director (3)

Evan M. Wallach,                                            1,175                            *
Director (3)

JetFleet Holding Corp.                                    199,992                         12.96%
Principal Stockholder (3)(7)

All directors and executive                               343,191                         22.24%
 officers as a group (6 persons)(8)

------------------------------------------
*  Less than 1%

Footnotes to Security Ownership:
(1) Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after March 1, 2005, including, but not limited to, upon the exercise of an option.

(2) For purposes of calculating percentages, total outstanding shares consists of 1,543,257 shares of outstanding Common Stock, which excludes shares held by the Company as treasury stock.

(3) The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(4) Includes 291,848 shares owned by corporations of which Mr. Crispin is an officer, director and/or principal shareholder.

(5) Consists of shares owned by corporations, of which Ms. Perazzo is an officer, director and/or principal shareholder, plus other shares owned beneficially by Mr. Crispin, spouse of Ms. Perazzo.

(6) Includes 10,200 shares issuable upon exercise of stock bonus plan rights to receive AeroCentury Common Stock owned by JetFleet Holding Corp ("JHC").

(7) Consists of 111,692 shares owned directly and 88,300 shares owned by a wholly-owned subsidiary.

(8) Consists of shares beneficially owned by officers and directors, but excludes 10,200 stock bonus plan shares described in footnote (6), since the shares issuable under this JHC plan are already counted in the 199,992 shares beneficially owned by Mr. Crispin and Ms. Perazzo indirectly through JHC, and therefore included in the shares counted as beneficially owned by officers and directors.

                           RELATED PARTY TRANSACTIONS

Management Agreement. JMC acts as the management company for the Company under the Management Agreement, dated December 31, 1997, as amended on February 3, 1998, between JMC and the Company. The officers of the Company are also officers of JMC and two members of JMC's Board of Directors are on the Board of Directors of the Company.

Under the Management Agreement, the Company pays a monthly management fee to JMC equal to 0.25% of the net book value of the Company's assets as of the end of the month for which the fee is due. In addition, JMC may receive an acquisition fee for locating assets for the Company, provided that the aggregate purchase price including chargeable acquisition costs and any acquisition fee does not exceed the fair market value of the asset based on appraisal, and a remarketing fee in connection with the sale or re-lease of the Company's assets. The management fees, acquisition fees and remarketing fees may not exceed the customary and usual fees that would be paid to an unaffiliated party for such services. During 2003 and 2004, the Company recognized as expense $1,909,850 and $1,988,290, respectively, of management fees payable to JMC. In connection with aircraft purchases during 2003 and 2004, the Company paid JMC a total of $0 and $800,000, respectively, in acquisition fees, which are included in the capitalized cost of the aircraft. Remarketing fees accrued to JMC were $0 in 2003 and $275,500 in 2004.

Office Space. The Company maintains its principal office at the offices of JMC at 1440 Chapin Avenue, Suite 310, Burlingame, California, without reimbursement to JMC.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2004 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners, except for Toni M. Perazzo, who was late to report a single increase in indirect beneficial ownership on Form 4 resulting from the purchase by her spouse, Neal D. Crispin, of 1000 shares (which purchase by Mr. Crispin was timely reported). The Form 4 disclosing the increase was subsequently filed by Ms. Perazzo.





                              STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before 2006 Annual Meeting of Stockholders ("2006 Annual Meeting"). For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. For the 2006 Annual Meeting, to be timely, notice of stockholder proposals must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company between January 10, 2006, and February 9, 2006. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company's Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2006 Annual Meeting must be received by the Company not later than November 28, 2005 in order to be considered for inclusion in the Company's proxy materials for that meeting.

                                  OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/ Neal D. Crispin

Neal D. Crispin, President
March 23, 2005
Burlingame, California